LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

KEMPER STRATEGIC
INCOME TRUST

     "... Unlike the U.S. high-yield market, which saw significantly more credit downgrades than upgrades during fiscal year 2000, emerging markets' fundamentals are still very positive. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
10
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS
23
REPORT OF INDEPENDENT AUDITORS
24
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
27
SHAREHOLDERS' MEETING

AT A GLANCE

TERMS TO KNOW

 KEMPER STRATEGIC INCOME TRUST
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 2000


 ........................................................
    BASED ON NET ASSET VALUE                   5.55%
 ........................................................
    BASED ON MARKET PRICE                     -0.35%
 ........................................................

 KEMPER STRATEGIC INCOME TRUST
 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    NET ASSET VALUE                $11.97     $12.88
 .........................................................
    MARKET PRICE                   $12.44     $14.19
 .........................................................

THE FUND MAY INVEST IN LOWER-RATED AND NONRATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES. THE FUND MAY ALSO INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISKS INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY THAT MAY AFFECT THE VOLATILITY OF YOUR INVESTMENT.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 2000.

                                  KEMPER STRATEGIC
                                    INCOME TRUST
 ......................................................
    ONE-YEAR INCOME:                    $1.70
 ......................................................
    NOVEMBER DIVIDEND:                  $0.13
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)          13.03%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET VALUE)             12.54%
 ......................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6.50 percent is 150 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.
DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                         KEMPER STRATEGIC INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]
J. PATRICK BEIMFORD JR. JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND CO-LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME TRUST.

[DOYLE PHOTO]
DAN DOYLE IS A SENIOR VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS AND A PORTFOLIO MANAGER ON KEMPER'S HIGH-YIELD BOND FUNDS. HE HAS BEEN INVOLVED WITH THE FUNDS IN BOTH RESEARCH AND TRADING SINCE 1986.

[SALTZMAN PHOTO]
M. ISABEL SALTZMAN, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC., IS THE SENIOR PORTFOLIO MANAGER FOR THE FIRM'S EMERGING MARKETS BOND GROUP. SALTZMAN JOINED THE ORGANIZATION IN 1990.

[FALLER PHOTO]
JAN C. FALLER JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1999 AND HAS FIVE YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. HE IS CO-LEAD MANAGER OF KEMPER STRATEGIC INCOME TRUST AND A CHARTERED FINANCIAL ANALYST.

[VANDENBERG PHOTO]
RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY PARTICULAR SECURITY.

PERFORMANCE UPDATE

DESPITE A RELATIVELY HEALTHY U.S. ECONOMY IN FISCAL YEAR 2000, DOMESTIC HIGH-YIELD BONDS TURNED IN THEIR WORST PERFORMANCE IN A DECADE. IN CONTRAST, GOVERNMENT BONDS PERFORMED WELL, AS DID EMERGING MARKET BONDS. PORTFOLIO MANAGERS J. PATRICK BEIMFORD AND JAN FALLER REVIEW THE TRUST'S PERFORMANCE IN THIS ENVIRONMENT.

Q     HOW DID THE GLOBAL FIXED-INCOME MARKETS BEHAVE AND KEMPER STRATEGIC INCOME
TRUST PERFORM DURING THE 12 MONTHS ENDED NOVEMBER 30, 2000?

A     Emerging market bonds were the best-performing fixed-income asset class during the greater part of fiscal year 2000. Although some of that momentum was lost late in the period as signs of slowing U.S. economic growth in October and November 2000 began to wear on global markets, this sector was still the largest positive contributor to our performance. Nearly half the portfolio was allocated to emerging market bonds.

  Domestic high-yield bonds were another story. Weak investor demand, rising high-yield default rates and a shaky U.S. equity market was a recipe for disaster and resulted in exceptionally poor trading conditions within the high-yield market. Our losses in this sector were offset by gains from our emerging markets exposure.

  For the 12 months ended November 30, 2000, Kemper Strategic Income Trust rose
5.55 percent (shares at net asset value), faring better than the average 2.64 percent gain of its Lipper peers. The unmanaged Lehman Brothers Aggregate Bond index rose 9.06 percent. The index is a group of domestic government, mortgage and investment-grade corporate bonds.

  The trust traded at a premium to net asset value, which we believe reflects investor confidence in the trust's investment approach. As of November 30, 2000, the trust's share price was 4.0 percent above net asset value.

Q     HOW WAS KEMPER STRATEGIC INCOME TRUST POSITIONED DURING THE PERIOD?

A     As we began fiscal 2000 last December, our outlook was for continued
strength in both the U.S. and global economies. Based on that premise, we were comfortable maximizing the portfolio's exposure to emerging market bonds and domestic high-yield bonds. We believed these sectors would do extremely well in an environment of continued positive economic growth.

  We were partially right. Emerging-market bonds displayed exceptional strength from the start of our fiscal year in December 1999 through the fall of 2000. However, as the U.S. economy began slowing in October and November as the effects of the Federal Reserve's interest-rate increases took hold, emerging markets responded somewhat nervously. At the same time, political unrest in several countries -- including the Philippines and Peru -- was an added concern.

  On the whole, our emerging-markets exposure helped offset the poor performance of our domestic high-yield bonds. Weak investor demand, falling credit quality and rising defaults prevented high-yield bonds from participating in the overall positive economic environment. The unmanaged Chase Global High Yield Bond index, a group of lower-rated bonds that vary in quality, fell 6.39 percent for the 12-month period ended November 30, 2000.

Q     GINNIE MAE BONDS WERE HELD IN THE PORTFOLIO AS OF NOVEMBER 30, 2000. WILL
YOU ELABORATE ON THIS POSITIONING?

A     GNMAs served as a financing mechanism, helping to leverage the trust so we could buy more emerging-market and high-yield bonds. Many of the GNMAs we held early in the year were prepaid (paid off prior to their due date) and, as a result, our ability to leverage the portfolio was limited.

Q     PLEASE DESCRIBE IN MORE DETAIL HOW THE TRUST WAS POSITIONED IN EMERGING
MARKETS.

A     Kemper Strategic Income Trust had a 46 percent weighting in emerging-markets bonds. Mexico, Brazil and Argentina were the portfolio's three largest country allocations. We also held bonds issued by Panama, Russia and Venezuela.

  Unlike the U.S. high-yield market, which saw significantly more credit downgrades than upgrades during fiscal year 2000, emerging markets' fundamentals are still very positive. Notwithstanding some specific credit problems in Turkey, Peru and the Philippines over the last few months, there are more candidates for upgrade than downgrade in emerging markets. For this reason, we have remained very constructive on this sector.

PERFORMANCE UPDATE

Q     IN TERMS OF CREDIT QUALITY, WHAT WAS THE FOCUS OF THE PORTFOLIO'S
HIGH-YIELD EXPOSURE?

A     Given our desire to maximize the portfolio's income potential, we typically focus on lower-rated bonds. In fiscal year 2000, these bonds offered a substantial income advantage over high-quality government bonds. As of November 30, 2000, 10-year Treasury bonds yielded 5.47 percent, and the interest rate difference, or spread, between 10-year Treasuries and high-yield bonds widened to more than 924 basis points (0.9 percent). For investors willing to assume additional risk, high-yield bonds provided double-digit levels of current income.

Q     WHAT IS YOUR ECONOMIC AND MARKET OUTLOOK, AND HOW WILL YOU POSITION THE
TRUST FOR THE ROAD AHEAD?

A     Right now, the U.S. economy is just beginning to feel the effects of the
Federal Reserve's tightening of the federal funds rate by 175 basis points since June 1999. Going forward, we expect economic growth to moderate to a level that is below the consensus expectations for 3.5 percent to 4 percent in the first and second quarters of 2001. In an environment of decelerating growth, we would expect the unemployment rate to rise and the Fed to begin easing short-term interest rates.

  While we fully expect more volatility ahead, we think the markets are forward looking, having already factored in much of the economy's weakness. Central bank easing across the globe, and particularly in the United States, would offer a strong backdrop for U.S. high-yield bonds and emerging-market debt to rebound.

  Given the trust's objective to maximize income, we will continue to invest with a bias toward emerging-market bonds, with a secondary emphasis on lower-rated U.S. corporate bonds. As always, we will seek to secure as high a level of current income as is consistent with our efforts to preserve principal.

 HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES

 NOVEMBER 30, 1995 TO NOVEMBER 30, 2000
[LINE CHART]

                                     MERRILL LYNCH HIGH
                                        YIELD MASTER           TEN YEAR
                                           INDEX*             TREASURIES
                                     ------------------       ----------
11/95                                       9.835               5.741
                                            9.762               5.572
                                            9.539               5.580
                                            9.611               6.098
                                            9.796               6.327
                                            9.849               6.670
                                            9.861               6.852
                                            9.989               6.711
                                           10.009               6.794
                                            9.912               6.943
                                            9.595               6.703
                                            9.629               6.339
11/96                                       9.418               6.044
                                            9.385               6.418
                                            9.407               6.494
                                            9.100               6.552
                                            9.665               6.903
                                            9.561               6.718
                                            9.240               6.659
                                            9.055               6.500
                                            8.572               6.010
                                            8.797               6.339
                                            8.580               6.102
                                            8.716               5.831
11/97                                       8.691               5.874
                                            8.600               5.741
                                            8.352               5.505
                                            8.378               5.622
                                            8.391               5.654
                                            8.549               5.671
                                            8.679               5.552
                                            8.812               5.446
                                            8.819               5.494
                                           10.180               4.976
                                           10.276               4.420
                                           10.970               4.605
11/98                                      10.088               4.714
                                           10.304               4.648
                                           10.192               4.651
                                           10.416               5.287
                                           10.365               5.242
                                            9.912               5.348
                                           10.328               5.622
                                           10.518               5.780
                                           10.470               5.903
                                           10.813               5.970
                                           10.952               5.877
                                           11.116               6.024
11/99                                      10.943               6.191
                                           11.021               6.442
                                           11.459               6.665
                                           11.548               6.409
                                           11.922               6.004
                                           12.252               6.212
                                           12.563               6.272
                                           12.283               6.031
                                           12.344               6.031
                                           12.312               5.725
                                           12.603               5.801
                                           13.500               5.751
11/00                                      14.410               5.468

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND, ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

* THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED GROUP OF LOWER QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 11/30/00              ON 11/30/99
    MORTGAGE PASS-THROUGHS                29%                      28%
 ................................................................................
    HIGH-YIELD CORPORATE BONDS            14                       21
 ................................................................................
    EMERGING MARKETS                      46                       49
 ................................................................................
    CASH EQUIVALENTS                      11                        2
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

LONG-TERM FIXED-INCOME SECURITIES RATINGS+

                                     ON 11/30/00              ON 11/30/99
    AAA                                   42%                      29%
 ................................................................................
    BBB                                    6                       --
 ................................................................................
    BB                                    11                       29
 ................................................................................
    B                                     39                       32
 ................................................................................
    NONRATED AND BELOW B                   2                       10
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]
+THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF S&P OR MOODY'S RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

INTEREST RATE SENSITIVITY

                                     ON 11/30/00              ON 11/30/99
    AVERAGE MATURITY                  7.5 years                8.0 years
 ................................................................................
    DURATION                          3.8 years                4.6 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

NON-U.S. COUNTRY WEIGHTINGS*

                                                              ON 11/30/00
    BRAZIL                                                       21.7%
 ................................................................................
    ARGENTINA                                                    14.5
 ................................................................................
    MEXICO                                                        5.7
 ................................................................................
    VENEZUELA                                                     1.2
 ................................................................................
    PANAMA                                                        1.1
 ................................................................................
    EUROPE AND CANADA                                             1.1
 ................................................................................
    U.S. SECURITIES                                              54.7%
--------------------------------------------------------------------------------
                                                                  100%

[PIE CHART]

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME TRUST
Portfolio of Investments at November 30, 2000

    REPURCHASE AGREEMENT--0.4%                                                        PRINCIPAL AMOUNT      VALUE
                                       State Street Bank and Trust Company,
                                         6.47%, to be repurchased at $199,036 on
                                         12/01/2000(b)
                                         (Cost: $199,000)                               $   199,000      $   199,000
                                       ---------------------------------------------------------------------------------
    SHORT-TERM NOTES--10.5%
                                       Federal Home Loan Bank, 6.39%, 12/01/2000
                                         (Cost: $5,800,000)                               5,800,000        5,800,000
                                       ---------------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCY--29.0%
                                       Federal National Mortgage Association
                                         7.50%, 04/01/2027(d)                               613,847          619,219
                                         7.00%, 08/01/2027(d)                               524,116          520,185
                                       Government National Mortgage Association
                                         8.00%, with various maturities to
                                         09/15/2026(d)                                    4,935,274        5,062,290
                                         7.00%, 06/15/2029(d)                               629,888          626,936
                                         7.50%, with various maturities to
                                         01/15/2030(d)                                    8,999,366        9,118,483
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                       (Cost: $15,407,425)                                                15,947,113
                                       ---------------------------------------------------------------------------------
    FOREIGN BONDS--46.0%
                                       Federative Republic of Brazil C Bond,
                                         8.00%, 04/15/2014(c)                            17,003,309       12,497,432
                                       Republic of Argentina,
                                         6.62%, 09/01/2002(c)                             5,480,405        4,882,559
                                         6.62%, 04/01/2007(c)                             4,348,316        3,542,195
                                       Republic of Panama, Floating Rate Note,
                                         LIBOR plus 1%, 7.93%, 05/10/2002(c)                652,001          643,036
                                       Republic of Venezuela, Debt Conversion Bond,
                                         Floating Rate Bond, Series DL,
                                         LIBOR plus .875% (7.875%) 12/18/2007(c)            535,714          444,643
                                       United Mexican States, Collateralized Par
                                         Bond, Series B, 6.25%, 12/31/2019                2,500,000        2,228,125
                                       United Mexican States, 11.50%, 05/15/2026            910,000        1,076,075
                                       ---------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS
                                       (Cost: $22,429,865)                                                25,314,065
                                       ---------------------------------------------------------------------------------
    CORPORATE BONDS--14.1%

    CONSUMER
    DISCRETIONARY--1.3%
                                       Advantica Restaurant Co., 11.25%, 01/15/2008          50,000           25,000
                                       Boca Resorts, Inc., 9.875%, 04/15/2009               250,000          232,500
                                       Color Tile, Inc., 10.75%, 12/15/2001*                330,000            2,888
                                       Hines Horticulture, Inc., 11.75%, 10/15/2005         325,000          260,813
                                       National Vision Association, Ltd.,
                                         12.75%, 10/15/2005*                                510,000          204,000
                                       ---------------------------------------------------------------------------------
                                                                                                             725,201
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.1%
                                       Jafra Cosmetics International, Inc.,
                                         11.75%, 05/01/2008                                  40,000           38,000
                                       ---------------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    COMMUNICATIONS--5.4%
                                       Allegiance Telecom, Inc.,
                                         12.875%, 05/15/2008                            $   390,000      $   351,000
                                       Call-Net Enterprises, Inc., Step-up Coupon,
                                         0% to 05/15/2004,
                                         10.80% to 05/15/2009                                80,000           18,400
                                         9.375%, 05/15/2009                                 120,000           38,400
                                       FairPoint Communications, 12.500%, 05/01/2010        100,000           86,500
                                       Intermedia Communications of Florida, Inc.,
                                         Step-up Coupon, 0% to 07/15/2002,
                                         11.25% to 07/15/2007                               520,000          379,600
                                       KMC Telecom Holdings, Inc.,
                                         13.50%, 05/15/2009                                 100,000           31,000
                                       Level 3 Communications Inc.,
                                         9.125%, 05/01/2008                                  10,000            6,650
                                         11.25%, 03/15/2010                                  20,000           15,200
                                       MGC Communications, 13.00%, 10/01/2004               350,000          175,000
                                       MetroNet Communications Corp.,
                                         12.00%, 08/15/2007                                 100,000          111,500
                                       Millicom International Cellular, S.A.,
                                         Step-up Coupon, 0% to 06/01/2001,
                                         13.50% to 06/01/2006                               460,000          368,000
                                       PTC International Finance,
                                         Step-up Coupon, 0% to 07/01/2002,
                                         10.75% to 07/01/2007                               500,000          315,000
                                       Spectrasite Holdings, Inc., Step-up Coupon,
                                         0% to 07/15/2003,
                                         12.00% to 07/15/2008                                50,000           31,250
                                         0% to 04/15/2004,
                                         11.25% to 04/15/2009                               670,000          328,300
                                       Teligent, Inc., 11.50%, 12/01/2007                   250,000           37,500
                                       Triton Communications, L.L.C.,
                                         Step-up Coupon, 0% to 05/01/2003,
                                         11.00% to 05/01/2008                               200,000          147,000
                                       Viatel, Inc., Step-up Coupon,
                                         0% to 04/15/2003, 12.50% to 04/15/2008             450,000           67,500
                                       Western Wireless Corp.,
                                         10.50%, 02/01/2007                                 440,000          446,600
                                       ---------------------------------------------------------------------------------
                                                                                                           2,954,400
------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.1%
                                       Australis Holdings, 15.00%, 11/01/2002*              500,000            5,000
                                       CSC Holdings, Inc., 9.875%, 02/15/2013               450,000          456,750
                                       Diamond Cable Communications, PLC,
                                         Step-up Coupon, 0% to 12/15/2000,
                                         11.75% to 12/15/2005                               175,000          161,000
                                       Frontiervision LP, 11.00%, 10/15/2006                400,000          348,000
                                       NTL Communications Corp., 11.875%, 10/01/2010        330,000          264,000
                                       NTL, Inc., 11.50%, 10/01/2008                        320,000          268,800
                                       Sinclair Broadcasting Group, Inc.,
                                         8.75%, 12/15/2007                                  250,000          212,500
                                       ---------------------------------------------------------------------------------
                                                                                                           1,716,050
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.9%
                                       Coinmach Corp., 11.75%, 11/15/2005                   500,000          490,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.2%
                                       Fairchild Corp., 10.75%, 04/15/2009                  130,000           98,800
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE

    MANUFACTURING--1.9%
                                       Day International Group, Inc.,
                                         11.125%, 06/01/2005                            $    35,000      $    34,300
                                       GS Technologies, 12.25%, 10/01/2005                  100,000            5,000
                                       Gaylord Container Corp., 9.75%, 06/15/2007            70,000           46,900
                                       Huntsman Package, 11.75%, 12/01/2004                 170,000          144,500
                                       Riverwood International Corp.,
                                         10.875%, 04/01/2008                                830,000          734,550
                                       Stone Container Corp., 11.50%, 08/15/2006             70,000           71,400
                                       ---------------------------------------------------------------------------------
                                                                                                           1,036,650
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.1%
                                       R&B Falcon Corp., 9.50%, 12/15/2008                   60,000           63,900
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.5%
                                       Euramax International, PLC,
                                         11.25%, 10/01/2006                                 400,000          256,000
                                       Republic Technologies International,
                                         13.75%, 07/15/2009                                 510,000           40,800
                                       ---------------------------------------------------------------------------------
                                                                                                             296,800
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.6%
                                       Dimac Corp., 12.50%, 10/01/2008*                     600,000            6,000
                                       Hovnanian Enterprises, Inc., 9.75%,
                                         06/01/2005                                          10,000            8,600
                                       Lennar Corp., 9.95%, 05/01/2010                      100,000           99,500
                                       Nortek, Inc., 9.875%, 03/01/2004                     270,000          247,725
                                       ---------------------------------------------------------------------------------
                                                                                                             361,825
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost: $11,808,593)                                                 7,781,626
                                       ---------------------------------------------------------------------------------
                                                                                         NUMBER OF
    COMMON STOCKS--0.0%                                                                    SHARES

    COMMUNICATIONS--0.0%
                                       AT&T Canada, Inc.*                                       342            9,597
                                       Intermedia Communications, Inc.*                         747           10,224
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost: $2,314)                                                         19,821
                                       ---------------------------------------------------------------------------------
    RIGHTS & WARRANTS*--0.0%

    MEDIA--0.0%
                                       UIH Australia Pacific, Inc.                              280            1,400
                                       Australis Holdings                                       510                3
                                       ---------------------------------------------------------------------------------
                                                                                                               1,403
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
                                       Empire Gas Corp.                                         359               36
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
                                       Gulf States Steel, Inc.                                  150                2
                                       Republic Technologies International                      510                5
                                       ---------------------------------------------------------------------------------
                                                                                                                   7
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.0%
                                       Bar Technologies, Inc.                                   500                5
                                       ---------------------------------------------------------------------------------
                                       TOTAL RIGHTS & WARRANTS
                                       (Cost: $29,583)                                                         1,451
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost: $55,676,780)(a)                                            $55,063,076
                                       ---------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $55,721,613. At November 30, 2000, net unrealized depreciation for all securities based on tax cost was $658,537. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,581,968 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,240,505.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(c) Variable rate security. Rate shown is the effective rate on November 30, 2000 and the date shown represents the final maturity of the obligation.

(d) At November 30, 2000, these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000

ASSETS
Investments in securities, at value (cost $55,676,780)          $55,063,076
---------------------------------------------------------------------------
Cash                                                                  1,671
---------------------------------------------------------------------------
Receivable for investments sold                                       9,473
---------------------------------------------------------------------------
Interest receivable                                                 583,286
---------------------------------------------------------------------------
Due from Adviser                                                      2,800
---------------------------------------------------------------------------
TOTAL ASSETS                                                     55,660,306
---------------------------------------------------------------------------
 LIABILITIES
Liability under reverse repurchase agreements                    13,377,000
---------------------------------------------------------------------------
Interest payable                                                    191,360
---------------------------------------------------------------------------
Dividends payable                                                   445,612
---------------------------------------------------------------------------
Accrued management fee                                               30,938
---------------------------------------------------------------------------
Accrued Trustee fee and expenses                                     22,210
---------------------------------------------------------------------------
Other accrued expenses and payables                                  72,117
---------------------------------------------------------------------------
Total liabilities                                                14,139,237
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $41,521,069
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $   297,185
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                         (613,704)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (6,300,816)
---------------------------------------------------------------------------
Paid-in-capital                                                  48,138,404
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $41,521,069
---------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE per share
($41,521,069/3,469,420 shares of beneficial interest, $.01
par value, unlimited number of shares authorized)                    $11.97
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Interest                                                        $ 6,903,573
---------------------------------------------------------------------------
Expenses:
Management fee                                                      376,384
---------------------------------------------------------------------------
Services to shareholders                                             27,136
---------------------------------------------------------------------------
Custodian fees                                                       11,636
---------------------------------------------------------------------------
Auditing                                                             39,349
---------------------------------------------------------------------------
Legal                                                                10,646
---------------------------------------------------------------------------
Trustees' fees and expenses                                          20,323
---------------------------------------------------------------------------
Reports to shareholders                                              59,372
---------------------------------------------------------------------------
Interest expense                                                    846,272
---------------------------------------------------------------------------
Other                                                                23,578
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,414,696
---------------------------------------------------------------------------
Expense reductions                                                   (6,032)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,408,664
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                             5,494,909
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                          (171,028)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (2,601,456)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (2,772,484)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 2,722,425
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED
                                                                           NOVEMBER 30,
                                                                ----------------------------------
                                                                   2000                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                           $ 5,494,909            $ 5,860,337
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (171,028)               346,926
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (2,601,456)            (2,754,248)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        2,722,425              3,453,015
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                       (5,897,898)            (6,230,795)
--------------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                        78,043                 74,399
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (3,097,430)            (2,703,381)
--------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  44,618,499             47,321,880
--------------------------------------------------------------------------------------------------
NET ASSETS AT END OF YEAR (including undistributed net
investment income of $297,185 and $509,076 respectively.)       $41,521,069            $44,618,499
--------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of year                           3,463,535              3,459,198
--------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of dividends            5,885                  4,337
--------------------------------------------------------------------------------------------------
Net increase in Fund shares                                           5,885                  4,337
--------------------------------------------------------------------------------------------------
SHARES OUTSTANDING AT END OF YEAR                                 3,469,420              3,463,535
--------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the year ended November 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
Investment income received                                      $ 4,863,539
---------------------------------------------------------------------------
Payment of operating expenses                                    (1,295,855)
---------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 5,847,110
---------------------------------------------------------------------------
Purchases of investments                                         (4,166,614)
---------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                             5,248,180
---------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of reinvestment of dividends)            (5,374,243)
---------------------------------------------------------------------------
Net increase in liability under reverse repurchase
agreements                                                           93,000
---------------------------------------------------------------------------
Cash used by financing activities                                (5,281,243)
---------------------------------------------------------------------------
Decrease in cash                                                    (33,063)
---------------------------------------------------------------------------
Cash at beginning of year                                            34,734
---------------------------------------------------------------------------
CASH AT END OF YEAR                                             $     1,671
---------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
 PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations            $ 2,722,425
---------------------------------------------------------------------------
Net decrease in investments                                       2,427,484
---------------------------------------------------------------------------
Decrease in interest receivable                                      59,151
---------------------------------------------------------------------------
Increase in receivable for investments sold                          (9,473)
---------------------------------------------------------------------------
Decrease in payable for investments purchased                       (64,216)
---------------------------------------------------------------------------
Increase in interest payable                                         92,656
---------------------------------------------------------------------------
Increase in accrued expenses and payables                            20,153
---------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                           $ 5,248,180
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                            YEAR ENDED NOVEMBER 30,
                                                   ------------------------------------------
                                                    2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                 $12.88    13.68    15.39    15.34    13.12
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         1.59(a)   1.69(a)   1.77   1.79     1.75
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.80)    (.69)   (1.68)     .06     2.25
-------------------------------------------------------------------------------------------------
Total from investment operations                      .79     1.00      .09     1.85     4.00
-------------------------------------------------------------------------------------------------
Less distributions from net investment income       (1.70)   (1.80)   (1.80)   (1.80)   (1.78)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                       $11.97    12.88    13.68    15.39    15.34
-------------------------------------------------------------------------------------------------
Market value, end of year                          $12.44    14.19    16.94    19.81    17.75
-------------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value (%)                         5.55     6.03      .48    12.55    32.63
-------------------------------------------------------------------------------------------------
Based on market value (%)                            (.35)   (5.67)   (5.28)   23.53    39.99
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)            41,521   44,618   47,322   53,129   52,944
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      3.22     3.21     3.94     3.99     3.89
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       3.21     3.21     3.94     3.99     3.89
-------------------------------------------------------------------------------------------------
Ratio of expenses excluding interest expense (%)     1.28     1.40     1.20     1.24     1.23
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           12.52    12.94    12.05    11.45    12.43
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             8       19       13       16       19
-------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Strategic Income Trust (the "Fund"), is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             REVERSE REPURCHASE AGREEMENTS. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is

NOTES TO FINANCIAL STATEMENTS

                             obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,250,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($293,000), November 30, 2003
                             ($5,154,000), November 30, 2006 ($630,000) and
                             November 30, 2008 ($173,000) the expiration dates, whichever occurs first.

                             In addition, from November 1, 2000 through November 30, 2000, the Fund incurred approximately $3,231 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the statement of cash flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at November 30, 2000. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $4,102,398

                             Proceeds from sales                       9,948,588

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $376,384 for the year ended November 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 2000 of which $8,253 is unpaid at November 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the year ended November 30, 2000, the Fund made no direct payments to its officers and incurred trustees' fees of $14,723 to independent trustees. In addition, a one-time fee of $5,600 was accrued for payment to those Directors net affiliated with the Advisor who did not stand for re-election. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $2,800 of such costs.

--------------------------------------------------------------------------------

4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in U.S. Government Agency securities. At
                             November 30, 2000, the Fund had outstanding reverse repurchase agreements as follows:

                                                                       VALUE OF ASSETS SOLD                          WEIGHTED
                                                                         UNDER AGREEMENT           REPURCHASE        AVERAGE
                                       COUNTERPARTY                       TO REPURCHASE            LIABILITY         MATURITY
                                       ------------                   ----------------------      ------------      ----------
                                       Salomon Smith
                                         Barney                            $13,736,169            $13,377,000         76 days

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $2,442 and $790, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated based on the market rate at the date of the borrowing.
                             The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The
                             Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not the market value) by approximately $28,000.
                             Additionally, had this principle been in effect during the fiscal year ended November 30, 2000, the Fund estimates that net investment income would have decreased by approximately $15,000 or $.01 per share (.03% of average net assets), and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND TRUST SHAREHOLDERS

KEMPER STRATEGIC INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Income Trust as of November 30, 2000, the related statements of operations and cash flows for the year then ended, and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Income Trust at November 30, 2000, the results of its operations, cash flows and the changes in its net assets and the financial highlights for the periods referred to above in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 12, 2001

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1
     PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC INCOME TRUST (the "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 of the Plan for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------

2
     DIVIDEND INVESTMENT
     ACCOUNT The fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3
     INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4
     ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 219066
                             Kansas City, Missouri 64121-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11   AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12   WITHDRAWAL
     FROM PLAN               Shareholders may withdraw from the Plan at any time
                             by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13   TAX IMPLICATIONS        Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper Strategic Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                    For       Withheld
      James E. Akins             3,281,455     62,129
      Linda C. Coughlin          3,279,725     63,859
      James R. Edgar             3,285,033     58,551
      Arthur R. Gottschalk       3,286,133     57,451
      Frederick T. Kelsey        3,284,980     58,604
      Thomas W. Littauer         3,286,922     56,662
      Fred B. Renwick            3,281,018     62,566
      John G. Weithers           3,288,827     54,757

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For     Against   Abstain
      3,315,365   5,063     23,157

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Secretary
JAMES R. EDGAR
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ARTHUR R. GOTTSCHALK
Trustee                           J. PATRICK BEIMFORD, JR.
                                  Vice President
FREDERICK T. KELSEY
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        LINDA J. WONDRACK
                                  Vice President
FRED B. RENWICK
Trustee                           MAUREEN E. KANE
                                  Assistant Secretary
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         KEMPER SERVICE COMPANY
                                      P.O. Box 219066
                                      Kansas City, MO 64121-6066
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
KSIT - 2 (1/25/01) 5566
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)